UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2026

Inovio Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 W. Germantown Pike, Suite 110

Plymouth Meeting, PA 19462

(Address of principal executive offices, including zip code)

(267) 440-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 27, 2026, Inovio Pharmaceuticals, Inc. (the “Company”) amended each of its outstanding Series A warrants issued on July 7, 2025 (the “Series A Warrants”) to extend the expiration date of each outstanding Series A Warrant to 5:00 p.m. New York City time on March 31, 2026 (the “Amendment”).

The Series A Warrants were issued in the Company’s July 2025 underwritten public offering. The outstanding Series A Warrants are exercisable for up to 13,564,268 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (or pre-funded warrants, each representing the right to purchase one share of Common Stock at an exercise price of $0.001 (the “Pre-Funded Warrants”) in lieu thereof), and have an exercise price of $1.75 per share (or $1.749 per Pre-Funded Warrant) and would otherwise have expired at 5:00 p.m. New York City time on January 28, 2026, which is 30 days following the Company’s public announcement of the acceptance of a Biologic License Application for INO-3107 by the U.S. Food and Drug Administration. All other terms of the Series A Warrants remain unchanged.

A prospectus supplement amendment relating to the Amendment will be filed with the Securities and Exchange Commission.

The foregoing summary of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, the form of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

4.1	Form of Amendment to the Series A Warrant.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.

Date: January 27, 2026	By:	/s/ Peter Kies
Peter Kies
Chief Financial Officer